DIAMOND HILL FUNDS

Diamond Hill Short Duration Total Return Fund

Supplement dated August 31, 2020
to the Summary Prospectus dated February 28, 2020, and
to the Diamond Hill Funds Prospectus dated February 28, 2020 As Amended, and to the Diamond Hill Funds Statement of Additional Information dated February 28, 2020 As Amended

Effective September 30, 2020, the fund’s name will change from the Diamond Hill Short Duration Total Return Fund to the Diamond Hill Short Duration Securitized Bond Fund.

All references to the Diamond Hill Short Duration Total Return Fund are replaced by references to the Diamond Hill Short Duration Securitized Bond Fund (“Short Duration Securitized Bond Fund” or “fund”). The portfolio managers, investment objective, benchmark, and operating expenses will remain unchanged.

Effective November 1, 2020, the fund’s limitation of assets in below investment grade securities shall be reduced from 20% to 15%.

Accordingly, the Principal Investment Strategy section is replaced with the following:

Under normal market conditions, the fund invests at least 80% of its net assets in securitized bond investments. Securitized bond investments are also referred to as “structured product securities” or “structured products.” Securitized bond investments include secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (MBS) (including commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), and collateralized mortgage obligations (CMOs)), asset-backed securities (ABS), and other similar securities and related instruments.
Agency MBS are issued or guaranteed by the US government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (GNMA or “Ginnie Mae”), the Federal National Mortgage Association (FNMA or “Fannie Mae”), the Student Loan Marketing Association (SLMA or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation (FHLMC or “Freddie Mac”). The fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various US and non-US public or private sector entities at the discretion of the Diamond Hill Capital Management, Inc. (the “Adviser”).
Under normal circumstances, the fund will maintain an average portfolio duration of less than three, although under certain market conditions, such as periods of significant volatility in interest rates and spreads, the fund’s average duration may be longer than three. Duration is an approximate measure of a bond's price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The fund may invest in individual fixed income securities with effective durations in excess of three, provided, however, such investments are made within the constraints above.
The fund may invest up to 15% of its assets in below investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.
In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for income and/or capital appreciation in relation to the risk borne.

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